                     SECURITIES  AND  EXCHANGE  COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) - January 13, 1994



                           MELLON  BANK  CORPORATION
              (Exact name of registrant as specified in charter)





           Pennsylvania              1-7410                   25-1233834
 (State or other jurisdiction     (Commission               (I.R.S. Employer
        of incorporation)         File Number)              Identification No.)



                            One Mellon Bank Center
                               500 Grant Street
                           Pittsburgh, Pennsylvania              15258
                   (Address of principal executive offices)    (Zip code)



      Registrant's telephone number, including area code - (412) 234-5000
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ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

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

Exhibit
Number     Description
99.1 Mellon Bank Corporation's Press Release, dated January 13, 1994, regarding fourth quarter and full-year 1993 results of operations.
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Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       MELLON BANK CORPORATION



Date:  January 14, 1994            By: /s/ Steven G. Elliott
                                      ----------------------
                                         Steven G. Elliott
                                       Vice Chairman, Chief
                                       Financial Officer and
                                             Treasurer
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                             EXHIBIT INDEX


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

Number        Description                      Method of Filing
99.1       Press Release dated                 Filed herewith
           January 13, 1994
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